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                                                                   Exhibit 23

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in this Annual Report (Form 10-K) of AIRFUND II International Limited Partnership of our report dated March 14, 1997, included in the 1996 Annual Report to Partners of AIRFUND II International Limited Partnership.

                                                              ERNST & YOUNG LLP

    Boston, Massachusetts
    March 14, 1997
                                       -15-